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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A
                               AMENDMENT NO. 1 TO


                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                OCTOBER 19, 2004
                        (Date of earliest event reported)

                      ACCESS INTEGRATED TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)


            DELAWARE                     001-31810               22-3720962
  (State or other jurisdiction   (Commission File Number)      (IRS Employer
        of incorporation)                                    Identification No.)


     55 MADISON AVENUE, SUITE 300, MORRISTOWN NJ                07960
     (Address of principal executive offices)                 (Zip Code)


                                 (973) 290-0080
              (Registrant's telephone number, including area code)

          .............................................................
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written  communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
|_| Soliciting  material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On October 21, 2004, Access Integrated Technologies, Inc., a Delaware corporation (the "Company"), filed a Form 8-K (the "Original Form 8-K") disclosing that the Company entered into an asset purchase agreement (the "Agreement") on October 19, 2004 to acquire substantially all of the assets of FiberSat Global Services, LLC. This Amendment is being filed solely to file the Agreement, a copy of which is filed as Exhibit 2.9 hereto, as an exhibit to the Original Form 8-K. No other change is effected by this Amendment.



ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

     (c) EXHIBITS.

2.9 Asset Purchase Agreement, dated as of October 19, 2004, among Access Integrated Technologies, Inc., FiberSat Global Services Inc., FiberSat Global Services LLC, Richard Wolfe, Ravi Patel, McKibben Communications,
     Globecomm  Systems,  Inc.,  Timothy  Novoselski,  Scott  Smith and  Michael
     Farina.



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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


                             ACCESS INTEGRATED TECHNOLOGIES, INC.



                             By: /s/ A. Dale Mayo
                                 --------------------------------
                                 Name:  A. Dale Mayo
                                 Title: President and Chief Executive Officer


                             Dated: November 8, 2004.



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                                  EXHIBIT INDEX


     2.9 Asset Purchase Agreement, dated as of October 19, 2004, among Access Integrated Technologies, Inc., FiberSat Global Services Inc., FiberSat Global Services LLC, Richard Wolfe, Ravi Patel, McKibben Communications, Globecomm Systems, Inc., Timothy Novoselski, Scott Smith and Michael Farina.













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